UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2023

ONEMEDNET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40386	86-2076743
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6385 Old Shady Oak Road, Suite 250

Eden Prairie, MN 55344

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 800-918-7189

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONMD	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	ONMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of OneMedNet Corporation (f/k/a Data Knights Acquisition Corp.) (the “Company”), originally filed by the Company with the Securities and Exchange Commission (“SEC”) on November 13, 2023 (the “Original Report”), in which the Company reported, among other events, the consummation of the Business Combination (as defined in the Original Report) on November 7, 2023.

This Amendment is being filed solely for the purpose of amending the Original Report to include (i) the consolidated financial statements of OneMedNet Solutions Corporation (f/k/a OneMedNet Corporation) (“Legacy OneMedNet”) as of and for the three and nine months ended September 30, 2023 and (ii) the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy OneMedNet as of and for the three and nine months ended September 30, 2023.

This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The consolidated financial statements of Legacy OneMedNet as of and for the three and nine months ended September 30, 2023, and the related notes thereto, are attached to this Amendment as Exhibit 99.1 and are incorporated herein by reference.

Also attached as Exhibit 99.3 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy OneMedNet as of and for the three and nine months ended September 30, 2023.

(d) Exhibits

Exhibit No.	Description
2.1†	Agreement and Plan of Merger, dated April 25, 2022, by and among Data Knights, Merger Sub, Sponsor, OneMedNet, and Paul Casey (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K, filed with the SEC on April 25, 2022).
3.1*	Third Amended and Restated Certificate of Incorporation of OneMedNet Corporation.
3.2*	Amended and Restated Bylaws of OneMedNet Corporation.
4.1	Warrant Agreement, dated May 6, 2021, by and between Continental Stock Transfer & Trust Company and the Company (incorporated by reference to Exhibit 4.4 to the Company’s Form S-1/A, filed with the SEC on April 7, 2021).
4.2	Specimen Unit Certificate (incorporated by reference to Exhibit 4.1 to the Company’s Form S-1/A, filed with the SEC on April 7, 2021).
4.3	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Company’s Form S-1/A, filed with the SEC on April 7, 2021).
4.4	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Company’s Form S-1/A, filed with the SEC on April 7, 2021).
10.1+	Form of OneMedNet Corporation 2022 Equity Incentive Plan (incorporated by reference to Annex D to the proxy statement/prospectus which is part of the Registration Statement on Form S-4 declared effective by the SEC on September 22, 2023).
10.2	Form of Registration Rights Agreement by certain OneMedNet equity holders (included as Exhibit G to Annex B to the proxy statement/prospectus which is part of the Registration Statement on Form S-4 declared effective by the SEC on September 22, 2023).
10.3	Lockup Agreement by certain OneMedNet equity holders (included as Exhibit C to Annex B to the proxy statement/prospectus which is part of the Registration Statement on Form S-4 declared effective by the SEC on September 22, 2023).
10.4	Sponsor Lock-up Agreement (as incorporated by reference to Exhibit B of Exhibit 2.1 to the Company’s Form 8-K, filed with the SEC on April 25, 2022).
10.5	Letter Agreement, dated May 6, 2021, by and between Data Knights, the initial security holders and the officers and directors of Data Knights (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K, filed with the SEC on May 11, 2021)
10.6	Voting Agreement (incorporated by reference to Exhibit 2.2 to the Company’s Form 8-K, filed with the SEC on April 25, 2022).
10.7	Sponsor Support Agreement (incorporated by reference to Exhibit 2.3 to the Company’s Form 8-K, filed with the SEC on April 25, 2022).
10.8*+	Employment Agreement between OneMedNet Corporation and Aaron Green, President.
10.9*+	Employment Agreement between OneMedNet Corporation and Lisa Embree, Chief Financial Officer.
10.10*+	Employment Agreement between OneMedNet Corporation and Paul Casey, Chief Executive Officer.
10.11*	Securities Purchase Agreement dated June 28, 2023 with OneMedNet Corporation.
14.1*	Code of Ethics
21.1	Subsidiaries of the Registrant (incorporated by reference to Exhibit 21.1 to the Company’s Form S-4/A, filed with the SEC on September 21, 2023).
99.1**	Consolidated Financial Statements for OneMedNet Corp for the three and nine months ended September 30, 2023.
99.2*	Unaudited pro forma condensed consolidated combined financial information for the six months ended June 30, 2023 and for the year ended December 31, 2022.
99.3**	Management’s Discussion and Analysis of Financial Condition and Results of Operations for OneMedNet Corp for the three and nine months ended September 30, 2023.
99.4*	Press Release dated November 8, 2023.
99.5*	Press Release dated November 9, 2023
99.6*	Press Release dated November 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

** Filed herewith

* Previously filed

+ Indicates a management or compensatory plan.

† Schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Registration S-K. The Registrant hereby agrees to furnish a copy of any omitted schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2024

ONEMEDNET CORPORATION

By:	/s/ Aaron Green
Aaron Green
Chief Executive Officer